August 25, 1995





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington D.C., 20549


            Re:   Barringer Technologies Inc. (the "Company")
                  Additional Solicitation Materials

Dear Sir or Madam:

            Pursuant to Rule 14a-6(b), as promulgated under the Securities Exchange Act of 1934, attached for filing is a copy of the Company's additional solicitation materials regarding its Annual Meeting. The Company intends to furnish copies of the attached materials to its security holders on or after August 25, 1995.

            If you have any questions, please contact the undersigned.

                                    Very truly yours,



                                    Lynn L. Abraham




(ADP PROXYGRAM)

                    BARRINGER TECHNOLOGIES INC.
                 ANNUAL MEETING OF SHAREHOLDERS

                         IMPORTANT

DEAR SHAREHOLDER:

THE ANNUAL MEETING OF BARRINGER TECHNOLOGIES INC. IS ONLY A FEW DAYS AWAY. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. SINCE TIME IS SO SHORT AND YOUR VOTE IS CRITICAL, WE HAVE ESTABLISHED A METHOD TO ENABLE YOU TO VOTE BY A TOLL-FREE TELEPHONE CALL. PLEASE FOLLOW THE SIMPLE STEPS LISTED BELOW.

TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY ARE AVAILABLE TO ASSIST YOU NOW!

                        IMPORTANT

1.    CALL TOLL-FREE 1-800-437-7699 ANYTIME, DAY OR NIGHT.

2.    TELL THE OPERATOR THAT YOU WISH TO SEND A COLLECT PROXYGRAM TO ID NO.
      (   ), BARRINGER TECHNOLOGIES INC.

3.    STATE YOUR NAME, ADDRESS AND TELEPHONE NUMBER.

4. STATE THE BANK OR BROKER AT WHICH YOUR SHARES ARE HELD AND YOUR CONTROL NUMBER AS SHOWN BELOW:

      CONTROL NUMBER AND NUMBER OF SHARES (00000)

5. THE OPERATOR WILL READ THE FOLLOWING TEXT TO YOU. PLEASE INSTRUCT THE OPERATOR HOW YOU WISH TO VOTE ON THE PROPOSAL. YOUR PROXYGRAM VOTING INSTRUCTIONS WILL BE ELECTRONICALLY TRANSMITTED TO YOUR BANK OR BROKER WITHIN MINUTES TO ENSURE THAT YOUR VOTE IS COUNTED.

6. IF YOU HAVE ANY QUESTIONS OR REQUIRE ASSISTANCE, PLEASE CALL YOUR BANK OR BROKER OR GEORGESON & COMPANY INC. AT THEIR TOLL-FREE NUMBER:

                            1-800-223-2064

(TEXT OF PROXY CARD)